Exhibit 99.2 2024 INVESTOR DAY O C T O B E R 1 5 , 2 0 2 4

SAFE HARBOR STATEMENT These slides, and the accompanying oral presentation, contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact contained in this presentation, including statements regarding the future financial position of CareDx®, Inc. (together with its subsidiaries, “CareDx” or the “Company”), including financial targets and expectations, business strategy, and plans and objectives for future operations, are forward-looking statements. The words believe, may, will, potentially, estimate, continue, anticipate, intend, could, should, would, project, plan, target, contemplate, predict, expect, and the negative and plural forms of these words and similar expressions are intended to identify that CareDx has based these forward-looking statements on its own estimates and assumptions and its current expectations and projections about future events. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions, including those contained in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the U.S. Securities and Exchange Commission (the SEC ) on February 28, 2024, the Quarterly Report on Form 10- Q for the fiscal quarter ended March 31, 2024, filed with the SEC on May 9, 2024 and the Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2024, filed with the SEC on July 31, 2024. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation are inherently uncertain and may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Accordingly, you should not rely upon forward-looking statements as predictions of future events. CareDx undertakes no obligation to update publicly or revise any forward-looking statements for any reason after the date of this presentation or to conform these statements to actual results or to changes in CareDx’s expectations. These slides and the accompanying oral presentation contain certain non-GAAP financial measures, which are provided to assist in an understanding of the business and performance of CareDx. These measures should always be considered only as a supplement to, and not as superior to, financial measures prepared in accordance with GAAP. Further information regarding our non-GAAP financial measures can be found in our filings with the SEC. Certain data in this presentation was obtained from various external sources, and neither the Company nor its affiliates, advisers or representatives has verified such data with independent sources. Accordingly, neither the Company nor any of its affiliates, advisers or representatives makes any representations as to the accuracy or completeness of that data or undertakes any obligation to update such data after the date of this presentation. Such data involves risks and uncertainties and is subject to change based on various factors. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of the products or services of the Company. 2

Establishing CareDx as the Most Innovative Company in Diagnostics John Hanna President and CEO

TODAY’S AGENDA John Hanna Jessica Meng President & CEO Chief Commercial Officer 8:00-8:25 Establishing CareDx as the Most Innovative Company in Diagnostics John Hanna 8:25-8:45 Unlocking Building Blocks of Growth Jessica Meng 8:45-9:00 Securing Coverage & Adoption Through Evidence Robert Woodward 9:00-9:15 Driving Operational Leverage Keith Kennedy 9:15- 9:25 Charting a Clear Path to Profitable Growth Abhishek Jain Robert Woodward, PhD Keith Kennedy Chief Scientific Officer Chief Operating Officer 9:25-9:45 Expanding Our Footprint Beyond $8B TAM Marica Grskovic 9:45-10:00 Activating Our Strategy John Hanna Abhishek Jain Marica Grskovic, PhD Chief Financial Officer Chief Strategy Officer 4

OBSERVATIONS OVER FIRST 100 DAYS TEAM MARKET PRODUCTS 5

T E A M TEAM PASSIONATE John Hanna Jessica Meng Abhishek Jain Keith Kennedy ABOUT INNOVATION Chief Commercial Officer Chief Financial Officer President & CEO Chief Operating Officer & PATIENT CARE 650 180 Marica Grskovic, PhD Robert Woodward, PhD Jing Huang, PhD CareDx Employees Globally Field Employees Supporting Chief Strategy Officer Chief Scientific Officer Chief Data and AI Officer Headquartered in South San Customers and Patients Francisco & Stockholm 110 80 Scientists & Researchers Software Programmers Stacey Follon GS Jha Jeff Novack, JD Kashif Rathore Building the Next Innovations Building and Enhancing Our Head of Human Resources Head of Software Engineering Chief Information Officer General Counsel in Transplant Digital Solutions 6

CareDx | UNLOCKING GROWTH

MARKET

LARGE TRANSPLANT MARKET

250

US Transplant Centers
Cardiothoracic & Abdominal

$50B

Transplant Services Market

46K

Transplants Annually

6%

Annual Growth in Transplants

Sources: CareDx Data on File; Transplant Services Market: Bentley, S. 2020 U.S. Organ and Tissue Transplants: Cost Estimates, Discussion, andEmerging Issues. Milliman Research Report; OPTN National Transplant Data. Accessed Oct. 8, 2024. https://optn.transplant.hrsa.gov/data/view-data-reports/national-data/.

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CareDx | UNLOCKING GROWTH

PRODUCTS

CAREDX IS THE ESTABLISHED SOLUTIONS PROVIDER TO TRANSPLANT CENTERS

~1M	~200K	70%	150K
Rejection Monitoring Tests Performed	HLA Typing Kits Sold Annually	Centers Use One Or More Software Products	Rx Filled Annually by Transplant Pharmacy

8

Source: CareDx Data On File.

Third Quarter Revenue Expected to be in the range of $82M to $83M, an increase of approximately 23% year-over-year PRELIMINARY Testing Services Revenue Expected to be in the range of $60M to $61M, an increase of approximately 26% year-over-year. Testing Services volume expected RESULTS to be 44.6K, an increase of approximately 16% year-over-year FOR Q3 2024 Digital & Lab Products Revenue for Digital and Patient Solutions is expected to be $11.9M and Products expected to be $10.2M, up 20% and 7%, year-over-year respectively Strong Cash Balance Cash, cash equivalents, and marketable securities of approximately $240M, with no debt 9

GUIDING PRINCIPLES FOR GROWTH B UIL DIN G A SUC CE SSFU L & E NDUR ING H EA LTH CARE SE RV ICE S B USIN ES S Strong execution starts We must put our Investing in product and with a strong team customer at the center of business innovation will deliver breakthrough growth everything we do 10

UNIQUE POSITION IN MOLECULAR DIAGNOSTICS M OL E CU LA R D I AG N O ST I C P R OF I TA B IL I T Y FO R M UL A Most Molecular Diagnostic Companies CareDx Multiple Large Disease Indications Concentrated Transplant Market Potential Revenue Growth Customer Acquisition Cost Operational Scale Cross-Sell Products and Services = Profitability? = Profitable Growth 11

UNIQUE POSITION IN MOLECULAR DIAGNOSTICS M OL E CU LA R D I AG N O ST I C P R OF I TA B IL I T Y FO R M UL A Most Molecular Diagnostic Companies CareDx Multiple Large Disease Indications Concentrated Transplant Market Potential Revenue Growth Customer Acquisition Cost Operational Scale Cross-Sell Products and Services = Profitability? = Profitable Growth 12

CAREDX STRATEGIC PRIORITIES PROFITABLE GROWTH 1 OPERATIONAL EXCELLENCE 2 DEFINE TRANSPLANT+ 3 ELEVATE PERFORMANCE CULTURE 4 13

Unlocking Building Blocks of Growth Jessica Meng Chief Commercial Officer

UNLOCKING 46K 400K 100K+ Transplants Organ Transplant Transplant Wait List OUR PATIENT in 2023 Patients in the U.S. IMPACT 15 Sources: OPTN National Transplant Data. Accessed Oct. 8, 2024. https://optn.transplant.hrsa.gov/data/view-data-reports/national-data/.; Pullen BLC. Am J Transplant. 2023;23(1):1-2. doi:10.1016/j.ajt.2022.12.003

UNLOCKING THE TRANSPLANT MARKET TAM: $8B LO N G -T E R M P LA N $ 8 B + TA M ~$1B+ DIGITAL SOLUTIONS TAM ~$1B+ LAB PRODUCTS TAM ~$6B+ TESTING SERVICES TAM 16 Source: Data on file. Market sizing based on CareDx internal analysis.

BUILDING BLOCKS OF GROWTH 4 PRO DUCT PI PELI NE 3 PATI EN T ADHE RENCE 2 CUSTOMER ADOPTIO N 1 TRANS PLANT VOLUME 17

T R A N S P L AN T V O LU ME 1 FORCES DRIVING TRANSPLANT VOLUME GROWTH Growing government efforts Technological advances are working to expand transplantation access are improving organ viability IOTA Model Increasing Organ Transplant Access OPTN Organ Procurement and Transplantation Network 18 18

CareDx | UNLOCKING GROWTH

2 CUSTOMER ADOPTION

SYNERGISTIC PORTFOLIO DRIVES CUSTOMER ADOPTION

ORGAN MATCHING/WAIT LISTING › **CARE QUALITY/SYSTEM EFFICACY** › **GRAFT HEALTH**

SOLUTIONS ACROSS PATIENT JOURNEY

LAB PRODUCTS

- HLA Typing
- Lab Management Software
- Waitlist Management

TRANSPLANT CENTER

- Transplant EMR
- Quality Reporting
- Staff Augmentation

PATIENT DX & SOLUTIONS

- Remote Monitoring
- Graft Health Assessment
- Tissue Diagnosis

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C US TO M ER A D O PT I ON 2 CUSTOMER ADOPTION EXAMPLE TESTING SERVICES LAB PRODUCTS DIGITAL SOLUTIONS E M R IN T E G R AT I O N 20

CareDx | UNLOCKING GROWTH
2 CUSTOMER ADOPTION

MULTI-SOLUTION ACCOUNTS GENERATE 2x TESTING SERVICES REVENUE

<3 SOLUTIONS

29%
Average new transplant patient acquisition for testing

$600K
Average transplant center revenue from testing

3+ SOLUTIONS

44%
Average new transplant patient acquisition for testing

$1.2M
Average transplant center revenue from testing

2x

Accounts that have 3 or more CareDx solutions have higher average patient acquisition, 2x the absolute testing volume increase and, ultimately, 2x the testing services revenue

21 Source: CareDx internal data estimates.

PAT IE N T A D H ER E N CE 3 OPPORTUNITY TO IMPROVE PATIENT ADHERENCE Number of tests/patient per Current number of tests/patient center protocol in first 3 years in first 3 years 7 15 K I D N E Y S 24 38 H E A R T 10 20 L U N G S Sources: Protocol calculations based on: Heart HARTS protocol is11, 4, 4; Kidney ARTS protocol is 7, 4, 4; and Lung ALRTS protocol is 12, 4, 4; Testing frequency is always subject to the treating physician’s individualized determination of 22 medical necessity; CareDx internal data estimates.

PAT IE N T A D H ER E N CE 3 EXAMPLE: LEVERAGE PORTFOLIO TO IMPROVE PATIENT ADHERENCE T ESTIN G SER V ICES DI GITAL SO LUT ION S K I D N E Y S Better + H E A R T Adherence L U N G S 23

CareDx | UNLOCKING GROWTH
4 PRODUCT PIPELINE

PIPELINE FUELS ADDITIONAL GROWTH

2025 | 2026

Expanded Indications

AlloSure SPK
Simultaneous pancreas and kidney (SPK) transplantation

AlloSure Heart PEDS
Validated for patients <15 years old

Launch New Dx

AlloMap Kidney
Gene-expression profiling complements AlloSure Kidney

HistoMap
Provides molecular read-out of biopsy

UroMap
Urine-based test for patients with high BKV viremia

24

BUILDING BLOCKS OF GROWTH 4 PRO DUCT PI PELI NE 3 PATI EN T ADH EREN CE 2 CUSTOMER ADOPTIO N 1 TRANS PLANT VOLUME 25

Securing Coverage and Adoption Through Evidence Robert Woodward, PhD Chief Scientific Officer

EVIDENCE GENERATION Meta-analysis of Clinical Studies INCREASES COVERAGE AND ADOPTION Outcomes Clinical Utility Decision Impact Clinical Utility Physician Adoption Clinical Validation 27

CareDx UNLOCKING GROWTH

The Journal of Heart and Lung Transplantation

Surveillance with dual noninvasive testing for acute cellular rejection after heart transplantation: Outcomes from the Surveillance HeartCare Outcomes Registry

SHORE RESULTS DEMONSTRATE THE VALUE OF HEARTCARE

KEY FINDINGS

- HeartCare outperforms dd-cfDNA alone in detecting rejection
- Patients experienced excellent outcomes with fewer biopsies


Dual Positive HeartCare Results Associated with Highest Incidence of Acute Cellular Rejection (ACR)
% of EMBs with ACR
10%
8%
6%
4%
2%
0%
N = 3130
1.5%
N = 2207
1.9%
N = 461
4.3%
N = 565
9.2%
- / -
+ / -
- / +
+ / +
AlloMap/AlloSure (HeartCare) Result


Reduction in Biopsies Over Time 2017-2021
1 Year Post Transplant
2 Year Post Transplant
-10%
-40%

Source: Khush K, Hall S, Kao A, et al. Surveillance with Dual Non-invasive Testing for Acute Cellular Rejection After Heart Transplantation: Outcomes from the Surveillance HeartCare Outcomes Registry (SHORE). *The Journal of Heart and Lung Transplantation.* May 15, 2024.

28

LANDMARK NATURE MEDICINE PUBLICATION DEMONSTRATES UTILITY OF ALLOSURE KIDNEY KE Y FIN DINGS Variable # of biopsies Odds ratio P Surveillance monitoring with AlloSure independently 2.32 AlloSure 1911 <0.001 (2.08, 2.59) predicts allograft rejection Variable # of biopsies Odds ratio P AlloSure detected subclinical rejection in In stable 2.20 clinically stable patients 869 <0.0001 patients (1.66, 2.95) Prior to Rejection Following Treatment AlloSure dd-cfDNA levels elevated prior to rejection 2.0 and declined in response to treatment 1.6 1.0 0.77 Biopsy 1 Biopsy 2 Biopsy 1 Biopsy 2 No rejection Rejection Rejection No rejection Source: Aubert, O., Ursule-Dufait, C., Brousse, R., et al. Cell-Free DNA for the detection of kidney allograft rejection. Nat Med (2024). https://doi.org/10.1038/s41591-024-03087-3 29 Mean AlloSure Mean AlloSure

CareDx | UNLOCKING GROWTH

COVERAGE GROWS WITH INTENTIONAL APPROACH

~90%
AlloMap Heart
Covered Lives

Launched 2006 / Medicare Coverage 2006

~40%
AlloSure Heart
Covered Lives

Launched 2018 / Medicare Coverage 2020

BCBS FEDERAL EMPLOYEES

POLICY:
Positive coverage for AlloSure Heart

STUDY:
HeartCare SHORE data, *J Heart Lung Transplant*

~60%
AlloSure Kidney
Covered Lives

Launched 2017 / Medicare Coverage 2017

~30%
AlloSure Lung
Covered Lives

Launched 2021 / Medicare Coverage 2023

HIGHMARK BLUES

POLICY:
Positive coverage for AlloSure Kidney

STUDY:
AlloSure Kidney *Nature Medicine*

Sources: Total Medicare and Commercial covered lives for CareDx products. Data on file; Khush et al., J Heart Lung Transplant. 2024. doi:10.1016/j.healun.2024.05.003; Aubert et al., Nat Med. 2024. doi:10.1038/s41591-024-03087-3.

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CareDx | UNLOCKING GROWTH

ADDRESSING UNMET NEEDS IN TRANSPLANT CARE

GENERATING EVIDENCE		PRIMARY STUDY	STUDY COMPOSITION
HEART	▪ Pediatrics Validation ▪ 5-year Survival ▪ Directing Therapeutic Treatment	SHORE	▪ >2,700 patients ▪ 5-year follow-up ▪ 67 sites, HARTS protocol
KIDNEY	▪ Procedure Decision Making ▪ Treating Subclinical Rejection ▪ 3-year Survival	KOAR OKRA	▪ >3,600 patients ▪ 3-year follow-up ▪ 56 sites, ARTS protocol
LUNG	▪ Surveillance Outcomes ▪ Subclinical Rejection ▪ All Transplant Coverage	ALAMO	▪ 500 patients ▪ 5-year follow-up ▪ 19 sites, ALRTS protocol

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Driving Operational Leverage Keith Kennedy Chief Operating Officer

DRIVING OPERATIONAL LEVERAGE DRIVE SCALE LEVERAGE ACCELERATE 1 2 3 4 VOLUME OPERATIONS TECHNOLOGY PROFITABILITY Make it easy for physicians Scale operations to drive Deploy best-in-class Leverage evidence and and patients to order long-term predictability technology to drive efficient clinical utility to improve our tests of margins throughput realization per test with an eye on cost control 33

DRIVING OPERATIONAL LEVERAGE DRIVE SCALE LEVERAGE ACCELERATE 1 2 3 4 VOLUME OPERATIONS TECHNOLOGY PROFITABILITY Make it easy for physicians Scale operations to drive Deploy best-in-class Leverage evidence and and patients to order long-term predictability technology to drive efficient clinical utility to improve our tests of margins throughput realization per test with an eye on cost control ▪ Integrate commercial strategy▪ Unlock efficiencies through ▪ Deploy low key automation our supply chain across workflows ▪ Deliver value on coverage and ▪ Maximize EMR integrations- contracting Epic, Cerner, and other EMRs▪ Automate lab workflows and ▪ Integrate lab information streamline testing platforms systems (LIMS) with enterprise ▪ Improve eligibility, prior ▪ Integrate proprietary portals data warehouse and Business authorizations, and appeals from acquired companies▪ Assess geographic Intelligence (BI) tools processes opportunities to improve cost and turn-around times ▪ Improve margin on a cost-per- test basis 34

DRIVING OPERATIONAL LEVERAGE DRIVE SCALE LEVERAGE ACCELERATE 1 2 3 4 VOLUME OPERATIONS TECHNOLOGY PROFITABILITY Make it easy for physicians Scale operations to drive Deploy best-in-class Leverage evidence and and patients to order long-term predictability technology to drive efficient clinical utility to improve our tests of margins throughput realization per test with an eye on cost control ▪ Integrate commercial strategy▪ Unlock efficiencies through ▪ Deploy low-key automation our supply chain across workflows ▪ Deliver value on coverage and ▪ Maximize EMR integrations- contracting Epic, Cerner, and other EMRs▪ Automate lab workflows and ▪ Integrate lab information streamline testing platforms systems (LIMS) with enterprise ▪ Improve eligibility, prior ▪ Integrate proprietary portals data warehouse and Business authorizations and appeals from acquired companies▪ Assess geographic Intelligence (BI) tools processes opportunities to improve cost and turn-around times ▪ Improve margin on a cost-per- test basis 35

DRIVING OPERATIONAL LEVERAGE DRIVE SCALE LEVERAGE ACCELERATE 1 2 3 4 VOLUME OPERATIONS TECHNOLOGY PROFITABILITY Make it easy for physicians Scale operations to drive Deploy best-in-class Leverage evidence and and patients to order long-term predictability technology to drive efficient clinical utility to improve our tests of margins throughput realization per test with an eye on cost control ▪ Integrate commercial strategy▪ Unlock efficiencies through ▪ Deploy low-key automation our supply chain across workflows ▪ Deliver value on coverage and ▪ Maximize EMR integrations- contracting Epic, Cerner, and other EMRs▪ Automate lab workflows and ▪ Integrate lab information streamline testing platforms systems (LIMS) with enterprise ▪ Improve eligibility, prior ▪ Integrate proprietary portals data warehouse and Business authorizations, and appeals from acquired companies▪ Assess geographic Intelligence (BI) tools processes opportunities to improve cost and turn-around times ▪ Improve margin on a cost-per- test basis 36

DRIVING OPERATIONAL LEVERAGE DRIVE SCALE LEVERAGE ACCELERATE 1 2 3 4 VOLUME OPERATIONS TECHNOLOGY PROFITABILITY Make it easy for physicians Scale operations to drive Deploy best-in-class Leverage evidence and and patients to order long-term predictability technology to drive efficient clinical utility to improve our tests of margins throughput realization per test with an eye on cost control ▪ Integrate commercial strategy▪ Unlock efficiencies through ▪ Deploy low-key automation our supply chain across workflows ▪ Deliver value on coverage and ▪ Maximize EMR integrations- contracting Epic, Cerner, and other EMRs▪ Automate lab workflows and ▪ Integrate lab information streamline testing platforms systems (LIMS) with enterprise ▪ Improve eligibility, prior ▪ Integrate proprietary portals data warehouse and Business authorizations, and appeals from acquired companies▪ Assess geographic Intelligence (BI) tools processes opportunities to improve cost and turn-around times ▪ Improve margin on a cost-per- test basis 37

DRIVING OPERATIONAL LEVERAGE DRIVE SCALE LEVERAGE ACCELERATE 1 2 3 4 VOLUME OPERATIONS TECHNOLOGY PROFITABILITY Make it easy for physicians Scale operations to drive Deploy best-in-class Leverage evidence and and patients to order long-term predictability technology to drive efficient clinical utility to improve our tests of margins throughput realization per test with an eye on cost control ▪ Integrate commercial strategy▪ Unlock efficiencies through ▪ Deploy low-key automation our supply chain across workflows ▪ Deliver value on coverage and ▪ Maximize EMR integrations- contracting Epic, Cerner, and other EMRs▪ Automate lab workflows and ▪ Integrate lab information streamline testing platforms systems (LIMS) with enterprise ▪ Improve eligibility, prior ▪ Integrate proprietary portals data warehouse and Business authorizations, and appeals from acquired companies▪ Assess geographic Intelligence (BI) tools processes opportunities to improve cost and turn-around times ▪ Improve margin on a cost-per- test basis 38

DRIVING SHAREHOLDER VALUE THROUGH KPIs STRATEGIES KPIs Drive Volume Scale Operations Leverage Technology Accelerate Profitability Volume ▲▲▲ Revenue ▲▲▲ Gross Margin ▲▲▲ OpEx ▼▼▼ EBITDA ▲▲▲▲ 39

Best-in-Class Scalable operations IMPACT Industry Leading OVER THE NEXT Operating metrics 24 MONTHS Driving Shareholder value 40

Charting a Clear Path to Profitable Growth Abhishek Jain Chief Financial Officer

CHARTING A PATH TO PROFITABLE GROWTH AND STRATEGIC CAPITAL ALLOCATION PROFITABLE GROWTH PROFITS AND CASH CAPITAL ALLOCATION ▪ Compounded ▪ Adjusted EBITDA▪ M&A Annual Growth ▪ Cash Generation ▪ Invest in Core Rate (CAGR) Business ▪ Gross Margin ▪ Share Buyback 42

DRIVING PROFITABLE GROWTH 15% >70% 3-Year Revenue 2027 Gross Margin CAGR Target Target Compounded annual growth rate based on 2024 revenue guidance at the mid-point. 43

DRIVING PROFITS AND CASH 20% +$100M 2027 Adjusted 3-Year Incremental EBITDA Target Cash Target 44

STRATEGIC CAPITAL ALLOCATION BUSINESS DEVELOPMENT AND M&A CORE BUSINESS SHARE BUY BACK 45

Expanding Our Footprint Beyond $8B TAM Marica Grskovic, PhD Chief Strategy Officer

STRATEGY TO EXPAND BEYOND $8B TAM New Indications for Transplant Biomarkers Extending Beyond Solid Organ Transplant Monitoring Capitalizing on Our Expansive Multidimensional Transplant Data 47

NEW INDICATIONS FOR TRANSPLANT BIOMARKERS XENOTRANSPLANTATION/ IMMUNOSUPPRESSION ORGAN PERFUSION BIOENGINEERED DRUGS 48

EXTENDING BEYOND SOLID ORGAN TRANSPLANT MONITORING â Blood Solid Autoimmune Cancer Cancer Disorders 49

CAR-T CELL THERAPY PATIENT MONITORING ALLOCELL SURVEILLANCE EARLY CLINICAL DATA Universal assay based on DNA differences Demonstrated AlloCell clinical between cell therapy product and patient performance in cell therapy trials Analyzes cells in blood 10 Contraction Expansion 1 Dose Level 1 Persistence Dose Level 2 Dose Level 4 0.1 LLOQ LOD 1 7 14 21 28 Infusion 2 weeks Months/years Days Standardized Pharmacokinetics (PK) Assessment 50 Source: The Society for Immunotherapy of Cancer (SITC) 2023 Annual Meeting poster presentation. % Cell Product % Cell Product

EARLY DETECTION OF CANCER RELAPSE ALLOHEME DETECTS CANCER RELAPSE POST-STEM CELL TRANSPLANT EARLY CLINICAL DATA AlloHeme correlates with risk of relapse in blood cancer patients SOC Relapse Detection Standard of Care non-iMC 1.00 0.75 0.50 iMC 0.25 p < 0.0001 Earlier Relapse Prediction AlloHeme 0.00 0 100 200 300 400 500 Days After Transplant No Relapse Time After Hematopoietic Stem Cell Transplantation 51 Source: Tandem Meetings. Transplantation and Cellular Therapy Meeting 2024. Oral Presentation. Number of Cancer Cells Non-Relapse Probability

P AT I E N T S R E C O R D S CAPITALIZING PRE-TRANSPLANT/WAIT LIST 185K >9M ON OUR EXPANSIVE PERI-TRANSPLANT/QUALITY 735K >220M MULTIDIMENSIONAL TRANSPLANT POST-TRANSPLANT/ DX TESTING 150K >920k DATA REPOSITORY POST-TRANSPLANT/ 130K >20M MEDICATION MANAGEMENT POST-TRANSPLANT/ >1M 1K REMOTE MONITORING >1M >250M Source: CareDx estimate as of Oct. 2024; Patient data de-identified; Records may be subject to varying use restrictions. 52

POWER OF OUTCOME APPLYING AI PREDICTION TO OUR EXPANSIVE MULTIDIMENSIONAL DATA-SET CLINICAL TREATMENT TRIALS EFFECTIVENESS 53

STRATEGY TO EXPAND BEYOND $8B TAM New Indications for Transplant Biomarkers Extending Beyond Solid Organ Transplant Monitoring Capitalizing on Our Expansive Multidimensional Transplant Data 54

Activating Our Strategy John Hanna President and CEO

CAREDX STRATEGIC PRIORITIES PROFITABLE GROWTH 1 OPERATIONAL EXCELLENCE 2 DEFINE TRANSPLANT+ 3 ELEVATE PERFORMANCE CULTURE 4 56

$500M+ BUILDING BLOCKS FOR GROWTH $324M 2024 2027 TRANSPLANT CUSTOMER PATIENT AVERAGE SELLING PRODUCT VOLUME ADOPTION ADHERENCE PRICE (ASP) PIPELINE TOTAL REVENUE TOTAL REVENUE Source: CareDx internal estimates. Data on file. Testing frequency per patient is always subject to the treating physician’s individualized determination of medical necessity. 57 Net Revenue

2027 FINANCIAL TARGETS $500M 20% +$100M 2027 Revenue 2027 Adjusted EBITDA 3-Year Incremental Target Target Cash Target 58

ACTIVATING OUR STRATEGY PUT IN PLACE THE RIGHT TEAM IDENTIFIED THE MARKET OPPORTUNITIES LAUNCHING INNOVATIVE SOLUTIONS TO RESOLVE UNMET MEDICAL NEEDS 59

THE MOST INNOVATIVE COMPANY IN DIAGNOSTICS 60